UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2010 (January 27, 2010)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-22537-01 (Commission File Number)	23-2215075 (IRS Employer Identification No.)

Philadelphia and Reading Avenues,
Boyertown, PA 19512
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Changes to Chief Executive Officer and Board of Directors

As a transition to his retirement, Glenn E. Moyer has stepped down as a director, President and Chief Executive Officer of National Penn Bancshares, Inc. (“National Penn”), as a director and Chairman of National Penn Bank (the “Bank”), as a director of National Penn’s other banking subsidiary, Christiana Bank & Trust Company, and as a director or officer of each direct or indirect subsidiary of National Penn or the Bank, effective January 27, 2010.  Mr. Moyer will continue with National Penn in a strategic advisory capacity under a letter agreement with National Penn and the Bank, dated January 27, 2010 (the “Letter Agreement”).

Under the Letter Agreement, Mr. Moyer will continue his employment with National Penn as special advisor to the Chief Executive Officer for the period commencing on January 27, 2010 and ending on April 30, 2011 (the “Employment Term”) and thereafter will serve as a consultant for National Penn for the period commencing on May 1, 2011 and ending on December 31, 2011 (the “Consulting Term”). Mr. Moyer’s annual base salary remains unchanged for the 1st month of the Employment Term.  Effective March 1, 2010 and for the remainder of the Employment Term, Mr. Moyer’s annual base salary will be $335,000.  Effective May 1, 2011 and during the Consulting Term, National Penn will pay Mr. Moyer a consulting fee of $10,000 per month.  Mr. Moyer remains entitled to the following benefits: (i) supplemental executive retirement benefit payments; (ii) deferral payouts pursuant to his account under National Penn’s Executive Incentive Plan; and (iii) standard retirement and health and welfare benefits offered to National Penn’s executive employees generally.  During the Employment Term, Mr. Moyer will also receive an automobile allowance of no less than $850 per month and will be reimbursed for reasonable company-related expenses in accordance with company policies.  The Letter Agreement contemplates that National Penn and Mr. Moyer will enter into a separate noncompetition agreement that will run concurrently with the Consulting Term and for a period of twelve months from the earlier of the end of the Consulting Term or the date of the last payment thereunder.

The preceding description of the Letter Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Letter Agreement, a copy of which is being filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

National Penn’s Board of Directors has appointed Scott V. Fainor to succeed Mr. Moyer in the positions of President and Chief Executive Officer of National Penn, effective January 27, 2010.  The Board has also appointed Mr. Fainor to National Penn’s Board of Directors, effective January 27, 2010.  Mr. Fainor will serve as a Class I director with a term through April 2012.

Mr. Fainor, age 48, has served as Senior Executive Vice President and Chief Operating Officer of National Penn and as President and Chief Executive Officer of the Bank since the merger of National Penn and KNBT Bancorp in February 2008.  Prior thereto, Mr. Fainor served as a director, President and Chief Executive Officer of KNBT Bancorp and of its subsidiary, Keystone Nazareth Bank & Trust Company, since October 2003.

In connection with his appointment as National Penn’s President and Chief Executive Officer, on January 27, 2010, National Penn and the Bank entered into an amendment (the "Amendment") to the January 28, 2008 Amended and Restated Employment Agreement with Mr. Fainor.  Under the amended agreement, Mr. Fainor’s annual base salary will be $540,000 and an award of 45,378 restricted shares of National Penn common stock was made to Mr. Fainor on January 28, 2010.  Mr. Fainor’s restricted stock award is subject to the terms and conditions of a restricted stock agreement, the material terms of which will be disclosed in a subsequent filing with the Securities and Exchange Commission.  The amended agreement further provides that, subject to the Board’s fiduciary duties, National Penn’s Board will (1) nominate Mr. Fainor for election to the Board for successive terms and recommend to National Penn’s shareholders his election to the Board, and (2) cause National Penn, as sole shareholder of the Bank, to annually re-elect Mr. Fainor to the Board of Directors of the Bank.

The preceding description of the Amendment is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Amendment, a copy of which is being filed as Exhibit 10.2 to this current report on Form 8-K and is incorporated herein by reference.

Effective January 27, 2010, the Bank’s Board of Directors elected Thomas A. Beaver as its Chairman.

Changes to Chief Accounting Officer

Effective January 27, 2010, National Penn’s Board of Directors appointed Keene S. Turner as Chief Accounting Officer of National Penn.  In this role, Mr. Turner will be responsible for National Penn’s accounting, internal and external financial reporting and internal controls.  Mr. Turner replaces Gary L. Rhoads as Chief Accounting Officer.  Mr. Rhoads became National Penn’s Treasurer, with responsibilities for finance and corporate planning, effective January 27, 2010.

Prior to joining National Penn, Mr. Turner, age 30, most recently held the position of Vice President of Griffin Financial Group LLC, an investment banking firm, where he served as an advisor to financial institutions, beginning in 2009.  Prior to that, Mr. Turner worked as a senior audit manager in the assurance and advisory business services practice of Ernst & Young LLP, a professional services firm, beginning in 2001.  Mr. Turner is a Certified Public Accountant.  He received a bachelor’s degree in Economics, Accounting and Business Administration Finance from Albright College from which he graduated summa cum laude in 2001.

In connection with his appointment as Chief Accounting Officer, National Penn and the Bank entered into an executive agreement (the “Executive Agreement”) with Mr. Turner on January 27, 2010.  The Executive Agreement provides Mr. Turner with certain benefits that become payable if two events occur.  First, there must be a “change-in-control” of National Penn or the Bank. A “change-in-control” is deemed to have occurred if:

•	Any person or group acquires beneficial ownership of National Penn’s securities representing 24.99% or more of the combined voting power of National Penn’s securities then outstanding;

•	There is a merger, consolidation or other reorganization of the Bank, except where the resulting entity is controlled, directly or indirectly, by National Penn;

•
There is a merger, consolidation or other reorganization of National Penn, except where shareholders of National Penn immediately prior to consummation of any such transaction continue to hold a majority of combined voting power of the outstanding voting securities of the legal entity resulting from or existing after any such transaction, and a majority of the members of the Board of the legal entity resulting from or existing after any such transaction are former members of National Penn’s Board;

•	There is a sale, exchange, transfer or other disposition of substantially all of the assets of the Bank to another entity, except to an entity controlled, directly or indirectly, by National Penn;

•	There is a sale, exchange, transfer or other disposition of substantially all of the assets of National Penn to another entity or a corporate division involving National Penn; or

•
There is a contested proxy solicitation of the shareholders of National Penn which results in the contesting party obtaining the ability to cast 25% or more of the votes entitled to be cast in an election of directors of National Penn.

Second, within a specified period after any change in control, Mr. Turner's employment must be terminated without “cause” or Mr. Turner must resign after an adverse change in the terms of his employment.  “Cause” means either the executive’s conviction of, or pleas of guilty or nolo contendere to, a felony or a crime of falsehood or involving moral turpitude; or willful failure by the executive to substantially perform his duties to National Penn, other than a failure resulting from the executive’s incapacity as a result of disability, which willful failure results in demonstrable material injury and damage to National Penn.  Adverse changes in the terms of employment include a reduction in the executive’s title or responsibilities; a reduction in the executive’s compensation or benefits (except for a reduction for all employees generally); a reassignment of the executive beyond a 30-mile commute from Boyertown, Pennsylvania; and increased travel requirements for the executive.

The preceding description of the Executive Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Executive Agreement, a copy of which is being filed as Exhibit 10.3 to this current report on Form 8-K and is incorporated herein by reference.

In connection with his appointment as Chief Accounting Officer, National Penn expects to make an equity award to Mr. Turner, which may include non-qualified stock options for National Penn common stock.  The material terms of this award will be disclosed in a subsequent filing with the Securities and Exchange Commission after the terms of such award are determined.

Michael R. Reinhard Consulting Agreement

Michael R. Reinhard left employment with National Penn, effective January 31, 2010, and, in connection with his departure, entered into a consulting and noncompetition agreement with National Penn, dated January 27, 2010 (the “Consulting Agreement”).  Pursuant to the Consulting Agreement, Mr. Reinhard will provide consulting services to National Penn and its subsidiaries for a period of twelve months.  Mr. Reinhard’s compensation will be $14,583 per month and he remains eligible to participate in any previously-held medical and dental benefits.  During the term of the Consulting Agreement, Mr. Reinhard is precluded from acting as an employee, consultant, director, officer, owner, principal, agent, trustee or in any other capacity for any entity that may be deemed a competitor of National Penn.  Mr. Reinhard is also precluded from soliciting any National Penn customer or employee.  Mr. Reinhard may not disclose or use any confidential information or proprietary data of National Penn during or after the term of the Consulting Agreement.

The preceding description of the Consulting Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Consulting Agreement, a copy of which is being filed as Exhibit 10.4 to this current report on Form 8-K and is incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation and Bylaws; Change in Fiscal Year

Amendments to Amended and Restated Bylaws

On January 27, 2010, the Board of Directors of National Penn, based upon the recommendation of its Nominating/Corporate Governance Committee, approved an amendment to the Amended and Restated Bylaws of National Penn, effective immediately.  The amendment clarifies the Compensation Committee’s duties and responsibilities with respect to determining, reviewing and approving executive compensation.

The foregoing description of the amendment to the Amended and Restated Bylaws of National Penn does not purport to be complete and is qualified in its entirety by the text of the Amended and Restated Bylaws of National Penn, as so amended, which is being filed as Exhibit

3.1 to this current report on Form 8-K and is incorporated herein by reference.  Added language is shown underscored and deleted language is shown struck through.

Section 7 – Regulation FD

On February 1, 2010, National Penn issued a press release regarding, among others, Mr. Turner’s appointment as Chief Accounting Officer of National Penn.  The complete text of this press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information contained in this press release shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference.

Section 8 – Other Events

Item 8.01   Other Events

Non-Employee Directors’ Compensation – 2010

On January 27, 2010, the Board of Directors of National Penn, based upon the recommendation of its Compensation Committee, approved, effective January 1, 2010, cash directors’ fees for non-employee directors of National Penn and its subsidiaries.  The cash directors’ fees were substantially unchanged from 2009 levels. Under National Penn’s Directors’ Fee Plan, as amended, an individual may, in lieu of cash payment of directors’ fees, elect to receive such fees currently in National Penn common stock or on a deferred basis in either National Penn common stock or cash with interest. A schedule of these fees is being filed as Exhibit 10.5 to this current report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits.

3.1	Amended and Restated Bylaws of National Penn Bancshares, Inc.

10.1	Letter Agreement, dated January 27, 2010, among National Penn Bancshares, Inc., National Penn Bank and Glenn E. Moyer.

10.2	Amendment to Employment Agreement, dated January 27, 2010, among National Penn Bancshares, Inc., National Penn Bank and Scott V. Fainor.

10.3	Executive Agreement, dated January 27, 2010, among National Penn Bancshares, Inc., National Penn Bank and Keene S. Turner.

10.4	Consulting and Noncompetition Agreement, dated January 27, 2010, by and between National Penn Bancshares, Inc. and Michael R. Reinhard.

10.5	2010 Directors’ Fee Schedule

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

By: /s/ Scott V. Fainor
Name: Scott V. Fainor
Title: President and CEO

Dated: February 1, 2010

EXHIBIT INDEX

Number	Description	Method of Filing
3.1	Amended and Restated Bylaws of National Penn Bancshares, Inc.	Filed herewith.

10.1	Letter Agreement, dated January 27, 2010, among National Penn Bancshares, Inc., National Penn Bank and Glenn E. Moyer.	Filed herewith.

10.2	Amendment to Employment Agreement, dated January 27, 2010, among National Penn Bancshares, Inc., National Penn Bank and Scott V. Fainor.	Filed herewith.

10.3	Executive Agreement, dated January 27, 2010, among National Penn Bancshares, Inc., National Penn Bank and Keene S. Turner.	Filed herewith.

10.4	Consulting and Noncompetition Agreement, dated January 27, 2010, by and between National Penn Bancshares, Inc. and Michael R. Reinhard.	Filed herewith.

10.5	2010 Directors’ Fee Schedule	Filed herewith.

99.1	Press Release	Furnished herewith.